AMENDMENT NO. 1
dated as of December 10, 2015
to
Revolving Credit and Security Agreement
dated as of
June 1, 2015

among

ECHO GLOBAL LOGISTICS, INC.,
COMMAND TRANSPORTATION, LLC,
as Borrowers,

THE LENDING INSTITUTIONS NAMED HEREIN,
as the Lenders,

PNC BANK, NATIONAL ASSOCIATION,
as the Agent,
BANK OF AMERICA, N.A.

and

JPMORGAN CHASE BANK, N.A.
as Co-Syndication Agents

and

PNC CAPITAL MARKETS LLC
MORGAN STANLEY SENIOR FUNDING, INC.

and

CREDIT SUISSE SECURITIES (USA) LLC
as Joint Lead Arrangers and Joint Bookrunners

AMENDMENT NO. 1 TO REVOLVING CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of December 10, 2015 (the “Effective Date”) among the following: (i) Echo Global Logistics, Inc., a Delaware corporation (“Echo”); (ii) Command Transportation, LLC, a Delaware limited liability company (“Command” and together with Echo, collectively, the “Credit Parties”); (iii) the Lenders (as hereinafter defined) party hereto; and (iv) PNC Bank, National Association, as the administrative agent (the “Agent”).
RECITALS:

A.    The Credit Parties, the Agent and the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) are parties to the Revolving Credit and Security Agreement, dated as of June 1, 2015 (as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”).
B.    The Credit Parties, the Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof.
AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Credit Parties, the Agent and the Lenders agree as follows:
Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Credit Agreement.
Section 2. Amendments.
(a)    Amendment to Section 1.2. Section 1.2 of the Credit Agreement is hereby amended by replacing the definition of “Existing Letters of Credit” with the following definition in lieu thereof:
“Existing Letters of Credit” shall mean collectively the Existing Bank of America Letters of Credit and the Existing PNC Letters of Credit.
(b)    Amendment to Section 1.2. Section 1.2 of the Credit Agreement is hereby amended by replacing the definition of “Issuer” with the following definition in lieu thereof:
“Issuer” shall mean (i) Agent in its capacity as the issuer of Letters of Credit under this Agreement, (ii) Bank of America in its capacity as the issuer of certain Existing Bank of America Letters of Credit and (iii) any Lender or Affiliate of a Lender who Borrowing Agent designates (with the consent of such Person and Agent) as an issuer of Letters of Credit pursuant to the terms hereof.
(c)    Amendment to Section 1.2. The following definitions of “Bank of America”, “Existing Bank of America Letters of Credit”, and “Existing PNC Letters of Credit” are hereby added to Section 1.2 of the Credit Agreement in the appropriate alphabetical order thereto:
“Bank of America” shall mean Bank of America, N.A.

“Existing Bank of America Letters of Credit” shall mean the letters of credit issued by Bank of America for the account of Target listed on Schedule 1.1(C).
“Existing PNC Letters of Credit” shall mean the letters of credit issued by PNC for the account of Echo listed on Schedule 1.1(C).
(d)    Amendment to Section 2.10. Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:
2.10    Letters of Credit. Subject to the terms and conditions hereof, Issuer shall issue or cause the issuance of standby and/or trade Letters of Credit denominated in Dollars (“Letters of Credit”) for the account of Echo or any of its Restricted Subsidiaries; provided, however, that Agent will not be required to issue or cause to be issued any Letters of Credit to the extent that the issuance thereof would then cause the sum of (i) the outstanding Revolving Advances, (ii) the outstanding Swing Loans, plus (iii) the Maximum Undrawn Amount of all outstanding Letters of Credit to exceed the lesser of (x) the Maximum Revolving Advance Amount or (y) the Borrowing Base Amount. Each of the Existing PNC Letters of Credit shall be deemed to have been issued hereunder on the Closing Date by PNC as Issuer. Each of the Existing Bank of America Letters of Credit shall be deemed to have been issued hereunder on the Closing Date by Bank of America as Issuer. Each of the Existing Letters of Credit are hereby deemed to be Letters of Credit issued under this Agreement. The Maximum Undrawn Amount of all outstanding Letters of Credit shall not exceed in the aggregate at any time the Letter of Credit Sublimit. Letters of Credit that have not been drawn upon shall not bear interest.
(c)    Schedule 1.1(C) attached to the Credit Agreement is amended in its entirety by replacing it with Schedule 1.1(C) attached to this Amendment.
Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(i)    this Amendment shall have been executed by the Credit Parties, the Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Agent;
(ii)    all representations and warranties of the Credit Parties contained herein, the Credit Agreement or in the Other Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made; and
(iii)    the Agent shall have received all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Agent) in connection with the preparation, negotiation and effectiveness of this Amendment and any other amounts due and payable by the Credit Parties under the Credit Agreement on or prior to the date hereof.
Section 4. Miscellaneous.
4.1    Representations and Warranties. Each Credit Party, by signing below, hereby represents and warrants to the Agent and the Lenders that:

(i)    each Credit Party has the legal power and authority to execute and deliver this Amendment;
(ii)    the officers executing this Amendment on behalf of each Credit Party have been duly authorized to execute and deliver the same and bind such Credit Party with respect to the provisions hereof;
(iii)    the execution and delivery hereof by each Credit Party and the performance and observance by each Credit Party of the provisions hereof do not (x) violate or conflict with (A) the Organizational Documents of any Credit Party or (B) any law applicable to any Credit Party, except in the case of this clause (B), as would not reasonably be expected to have a Material Adverse Effect, or (y) result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Credit Party;
(iv)    no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;
(v)    no Credit Party has any claim or offset against, or defense or counterclaim to, any obligations or liabilities of such Credit Party under the Credit Agreement or any Other Document;
(vi)    this Amendment constitutes a valid and binding obligation of each Credit Party in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies; and
(vii)    each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.
4.2    Credit Agreement Unaffected. Each reference to the Credit Agreement or in any Other Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is an Other Document.
4.3    Entire Agreement. This Agreement, together with the Credit Agreement and the Other Documents integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.
4.4    Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
4.5    Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION

5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, THE CREDIT PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.
4.6    JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

ECHO GLOBAL LOGISTICS, INC., as a Borrower By: /s/ Kyle L. Sauers Name: Kyle L. Sauers Title: Chief Financial Officer
COMMAND TRANSPORTATION, LLC, as a Borrower By: /s/ Kyle L. Sauers Name: Kyle L. Sauers Title: Treasurer

Signature Page to Amendment No. 1 to Revolving Credit and Security Agreement

PNC BANK, NATIONAL ASSOCIATION, as the Agent and as a Lender By: /s/ Adam Moss Name: Adam Moss Title: Vice President

Signature Page to Amendment No. 1 to Revolving Credit and Security Agreement

JPMORGAN CHASE BANK, N.A. as a Lender By: /s/ John Morrone Name: John Morrone Title: Authorized Signatory

Signature Page to Amendment No. 1 to Revolving Credit and Security Agreement

Bank of America, N.A. as a Lender By: /s/ Thomas Brennan Name: Thomas Brennan Title: Senior Vice President

Signature Page to Amendment No. 1 to Revolving Credit and Security Agreement

BMO Harris Bank N.A. as a Lender By: /s/ Jason Hoefler Name: Jason Hoefler Title: Director

Signature Page to Amendment No. 1 to Revolving Credit and Security Agreement

BRANCH BANKING AND TRUST COMPANY, as a Lender By: /s/ David Miller Name: David Miller Title: Vice President

Signature Page to Amendment No. 1 to Revolving Credit and Security Agreement